Exhibit 10.2

COUPA SOFTWARE INCORPORATED

2006 STOCK PLAN

ADOPTED ON NOVEMBER 29, 2006

AMENDED ON MARCH 20, 2008, MARCH 27, 2009, AUGUST 17, 2009, JUNE 2, 2010, FEBRUARY 3, 2011, MAY 2, 2012, NOVEMBER 19, 2013, FEBRUARY 24, 2014, MARCH 4, 2015, MAY 26, 2015 AND FEBRUARY 4, 2016

EXPIRATION DATE — NOVEMBER 29, 2021

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(f)	Other Forms of Payment	6

SECTION 8. Adjustment Of Shares		6
(a)	General	6
(b)	Mergers and Consolidations	7
(c)	Reservation of Rights	8

SECTION 9. Terms and Conditions of Restricted Stock Units		8
(a)	Restricted Stock Unit Agreement	8
(b)	Payment for Restricted Stock Units	8
(c)	Vesting Conditions	8
(d)	Forfeiture	8
(e)	Voting and Dividend Rights	9
(f)	Form and Time of Settlement of Restricted Stock Units	9
(g)	Death of Recipient	9
(h)	Creditors’ Rights	9
(i)	Modification, Extension and Assumption of Restricted Stock Units	9
(j)	Restrictions on Transfer of Restricted Stock Units	9

SECTION 10. Securities Law Requirements		10

SECTION 11. No Retention Rights		10

SECTION 12. Duration and Amendments		10
(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10

SECTION 13. Definitions		11

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COUPA SOFTWARE INCORPORATED 2006 STOCK PLAN

SECTION 1.                         ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock.  The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units.  Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 13.

SECTION 2.                         ADMINISTRATION.

(a)                                 Committees of the Board of Directors.  The Plan may be administered by one or more Committees.  Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors.  Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it.  If no Committee has been appointed, the entire Board of Directors shall administer the Plan.  Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)                                 Authority of the Board of Directors.  Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3.                         ELIGIBILITY.

(a)                                 General Rule.  Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, Restricted Stock Units or the direct award or sale of Shares.  Only Employees shall be eligible for the grant of ISOs.

(b)                                 Ten-Percent Stockholders.  A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.  For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.                         STOCK SUBJECT TO PLAN.

(a)                                 Basic Limitation.  Not more than 70,869,0301 Shares may be issued under the Plan (subject to Subsection (b) below and Section 8(a)).  All of these Shares may be issued upon the exercise of ISOs.  The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b)                                 Additional Shares.  In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan.  In the event that an outstanding Option, Restricted Stock Unit or other right for any reason expires or is canceled, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or other right shall be added to the number of Shares then available for issuance under the Plan.  To the extent a Restricted Stock Unit is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan.  In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of withholding taxes, such Shares shall remain available for issuance under the Plan.

SECTION 5.                         TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)                                 Stock Purchase Agreement.  Each award or sale of Shares under the Plan (other than pursuant to an Option or Restricted Stock Unit) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company.  Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement.  The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)                                 Duration of Offers and Nontransferability of Rights.  Any right to acquire Shares under the Plan (other than an Option or Restricted Stock Unit) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.  Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

1  Includes the Initial Reserve of 700,000 Shares, the increase of 321,429 Shares approved by the Board of Directors on March 20, 2008, the increase of 862,633 Shares approved by the Board of Directors on March 27, 2009; the increase of 5,945,297 Shares approved by the Board of Directors on August 17, 2009; the increase of 10,648,929 Shares approved by the Board of Directors on February 3, 2011; the increase of 7,928,544 Shares approved by the Board of Directors on May 2, 2012; the increase of 7,241,228 Shares approved by the Board of Directors on November 19, 2013; the increase of 8,075,000 Shares approved by the Board of Directors on February 24, 2014; the increase of 15,575,000 Shares approved by the Board of Directors on March 4, 2015; the increase of 2,880,970 Shares approved by the Board of Directors on May 26, 2015; and the increase of 10,690,000 Shares approved by the Board of Directors on February 4, 2016.

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(c)                                  Purchase Price.  The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b).  Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion.  The Purchase Price shall be payable in a form described in Section 7.

(d)                                 Withholding Taxes.  As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e)                                  Restrictions on Transfer of Shares and Minimum Vesting.  Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6.                         TERMS AND CONDITIONS OF OPTIONS.

(a)                                 Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)                                 Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.  The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)                                  Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price.  The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b).  Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion.  The Exercise Price shall be payable in a form described in Section 7.

(d)                                 Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement.  The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.

(e)                                  Basic Term.  The Stock Option Agreement shall specify the term of the Option.  The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b).  Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

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(f)                                   Termination of Service (Except by Death).  If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i)                  The expiration date determined pursuant to Subsection (e) above;

(ii)               The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii)            The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).  The balance of such Options shall lapse when the Optionee’s Service terminates.  In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)                                 Leaves of Absence.  For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h)                                 Death of Optionee.  If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)                  The expiration date determined pursuant to Subsection (e) above; or

(ii)               The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.

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All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death).  The balance of such Options shall lapse when the Optionee dies.

(i)                                    Restrictions on Transfer of Shares and Minimum Vesting.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(j)                                    Transferability of Options.  An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence.  If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee.  An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(k)                                 Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(l)                                    No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m)                             Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7.                         PAYMENT FOR SHARES.

(a)                                 General Rule.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

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(b)                                 Services Rendered.  At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c)                                  Promissory Note.  At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)                                 Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)                                  Exercise/Sale.  To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)                                   Other Forms of Payment.  To the extent that a Stock Purchase Agreement or Stock Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8.                         ADJUSTMENT OF SHARES.

(a)                                 General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and Restricted Stock Unit and (iii) the Exercise Price under each outstanding Option.  In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and Restricted Stock Unit or (iii) the Exercise Price under each outstanding Option.

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(b)                                 Mergers and Consolidations.2  In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, outstanding Awards shall be subject to the definitive transaction agreement, which need not treat all outstanding Awards in an identical manner.  Such agreement, without the Participants’ consent, may dispose of Awards that are not vested as of the effective date of such transaction in any manner permitted by applicable law, including (without limitation) the cancellation of such Awards without the payment of any consideration.  Such agreement, without the Participants’ consent, shall provide for one or more of the following with respect to Awards that are vested as of the effective date of such transaction:

(i)                                     The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

(ii)                                  The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options shall be in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii)                               The substitution by the surviving corporation or its parent of equivalent awards for such outstanding Awards (including but not limited to awards to acquire the same consideration paid to the holders of Shares in the transaction), provided that the substitution of Options shall be in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iv)                              The cancellation of such Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options as of the effective date of such transaction over (B) their Exercise Price.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.

(v)                                 The cancellation of such Options.  Any exercise of such Options prior to the closing date of such transaction may be contingent on the closing of such merger or consolidation.

(vi)                              The cancellation of such Restricted Stock Units and a payment to Participants with respect to each Share subject to such Restricted Stock Units equal to the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction.  Such payments shall be made in the form of cash, cash equivalents or securities of the surviving corporation having the requisite value.  In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payments to the same extent and in the same manner as such provisions apply to the holders of Stock.  In the event that a Restricted Stock Unit is subject to Code Section 409A, the

2  Amended June 2, 2010

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payment described in this Section 8(b)(vi) shall be made on the settlement date specified in the applicable Restricted Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation 1.409A-3(j)(4).

Any action taken under this Section 8(b) must either preserve a Restricted Stock Unit’s status as exempt from Code Section 409A or comply with Code Section 409A.

(c)                                  Reservation of Rights.  Except as provided in this Section 8, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option or Restricted Stock Unit.  The grant of an Option or Restricted Stock Unit pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.                                   TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.3

(a)                                 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company.  Such Restricted Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Unit Agreement.  The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

(b)                                 Payment for Restricted Stock Units.  No cash consideration shall be required of the recipient in connection with the grant of Restricted Stock Units.

(c)                                  Vesting Conditions.  Restricted Stock Units may or may not be subject to vesting, as determined in the discretion of the Board of Directors.  Vesting may occur, in full or in installments, upon the satisfaction of the vesting conditions specified in the Restricted Stock Unit Agreement, which may include continued employment or other Service, achievement of performance goals and/or such other criteria as the Board of Directors may determine.  A Restricted Stock Unit Agreement may provide for accelerated vesting upon specified events.

(d)                                 Forfeiture.  Unless a Restricted Stock Unit Agreement provides otherwise, upon termination of the Participant’s Service and upon such other times specified in the Restricted Stock Unit Agreement, any unvested Restricted Stock Units shall be forfeited to the Company.  For this purpose, Service will be deemed to continue while a Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

3  RSU provisions added on March 4, 2015.

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(e)                                  Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit granted under the Plan may, at the discretion of the Board of Directors, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding.  Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

(f)                                   Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Board of Directors.  The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors.  Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement.  Until Restricted Stock Units are settled, the number of Shares represented by such Restricted Stock Units shall be subject to adjustment pursuant to Section 8.

(g)                                 Death of Recipient.  Any Restricted Stock Units that become distributable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock Units that become payable after the Participant’s death shall be distributed to his or her estate.

(h)                                 Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

(i)                                    Modification, Extension and Assumption of Restricted Stock Units.  Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Restricted Stock Units.  The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under such Restricted Stock Unit.

(j)                                    Restrictions on Transfer of Restricted Stock Units.  A Restricted Stock Unit shall be transferable by the Participant only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution or, if the Board of Directors so provides, in a Restricted Stock Unit Agreement or otherwise, a Restricted Stock Unit shall also be transferable by gift or domestic relations order to a Family Member of the Participant.

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SECTION 10.                  SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 11.                  NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 12.                  DURATION AND AMENDMENTS.

(a)                                 Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders.  If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan.  The Plan shall terminate automatically on November 29, 2021.  The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)                                 Right to Amend or Terminate the Plan.  The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs.  Stockholder approval shall not be required for any other amendment of the Plan.  If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c)                                  Effect of Amendment or Termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or settlement of a Restricted Stock Unit granted prior to such termination.  The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option or Restricted Stock Unit previously granted under the Plan.

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SECTION 13.                  DEFINITIONS.

(a)                                 “Award” shall mean any award granted under the Plan, including an Option, Restricted Stock Unit or the grant or sale of Shares.

(b)                                 “Award Agreement” shall mean a Stock Option Agreement, Restricted Stock Unit Agreement, Stock Purchase Agreement or such other agreement evidencing an Award under the Plan.

(c)                                  “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                                  “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(f)                                   “Company” shall mean Coupa Software Incorporated, a Delaware corporation.

(g)                                  “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)                                 “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)                                     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)                                    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k)                                 “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable law.  Such determination shall be conclusive and binding on all persons.

(l)                                     “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.

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(m)                             “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)                                 “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)                                 “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p)                                 “Optionee” shall mean a person who holds an Option.

(q)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)                                    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s)                                   “Participant” shall mean an individual Employee, Outside Director or Consultant who holds an Award, however, if the context requires, an estate or other permissible transferee holding an Award may also be deemed to be a Participant.

(t)                                    “Plan” shall mean this Coupa Software Incorporated 2006 Stock Plan.

(u)                                 “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or settlement of a Restricted Stock Unit), as specified by the Board of Directors.

(v)                                 “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or settlement of a Restricted Stock Unit).

(w)                               “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(x)                                 “Restricted Stock Unit Agreement” means the agreement between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(y)                                 “Service” shall mean service as an Employee, Outside Director or Consultant.

(z)                                  “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

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(aa)                          “Stock” shall mean the Common Stock of the Company.

(bb)                          “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(cc)                            “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(dd)                          “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

COUPA SOFTWARE INCORPORATED 2006 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1.                         GRANT OF OPTION.

(a)                                 Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)                                 $100,000 Limitation.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)                                  Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2.                         RIGHT TO EXERCISE.

(a)                                 Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)                                 Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.                         NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.                         EXERCISE PROCEDURES.

(a)                                 Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c).  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The person exercising this option shall sign the notice.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)                                 Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)                                  Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5.                         PAYMENT FOR STOCK.

(a)                                 Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)                                 Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)                                  Exercise/Sale.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

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SECTION 6.                         TERM AND EXPIRATION.

(a)                                 Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)                                 Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)                                     The expiration date determined pursuant to Subsection (a) above;

(ii)                                  The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)                               The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)                                  Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)                                     The expiration date determined pursuant to Subsection (a) above; or

(ii)                                  The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)                                 Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work

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policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule.  If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)                                  Notice Concerning ISO Treatment.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)                                     More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)                                  More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)                               More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7.                         RIGHT OF FIRST REFUSAL.

(a)                                 Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

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(b)                                 Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)                                  Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)                                 Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)                                  Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)                                   Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such

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Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)                                  Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.                         LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                                 It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)                                 Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)                                  Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9.                         NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.                  RESTRICTIONS ON TRANSFER OF SHARES.

(a)                                 Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b)                                 Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing

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transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)                                  Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)                                 Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)                                  Legends.  All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)                                   Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)                                  Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.                  ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the definitive transaction agreement, as provided in Section 8(b) of the Plan.

SECTION 12.                  MISCELLANEOUS PROVISIONS.

(a)                                 Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)                                 No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)                                  Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

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(d)                                 Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)                                  Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13.                  ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)                                 Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation.  In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)                                 Electronic Delivery of Documents.  The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14.                  DEFINITIONS.

(a)                                 “Agreement” shall mean this Stock Option Agreement.

(b)                                 “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

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(e)                                  “Company” shall mean Coupa Software Incorporated, a Delaware corporation.

(f)                                   “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)                                  “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)                                 “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)                                     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)                                    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)                                 “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)                                     “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)                             “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)                                 “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o)                                 “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p)                                 “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)                                    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(s)                                   “Plan” shall mean the Coupa Software Incorporated 2006 Stock Plan, as in effect on the Date of Grant.

(t)                                    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u)                                 “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v)                                 “Securities Act” shall mean the Securities Act of 1933, as amended.

(w)                               “Service” shall mean service as an Employee, Outside Director or Consultant.

(x)                                 “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y)                                 “Stock” shall mean the Common Stock of the Company.

(z)                                  “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa)                          “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb)                          “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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COUPA SOFTWARE INCORPORATED 2006 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:
Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:
Exercise Price per Share: $	☐ Nonstatutory (NSO)
Total number of shares of Common Stock of Coupa Software Incorporated (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                 .  (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐                  Check for $            , payable to “Coupa Software Incorporated”

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐ In my name only
☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship
☐ In the names of my spouse and myself as joint tenants with the right of survivorship
☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.              I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.              I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.              I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.              I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations.  I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.              I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.              I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.              I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss.  I am able, without impairing my financial condition, to

2

hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.              I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.              I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.       I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares.  I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.  In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement.  In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes.  As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.       I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise.  I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.       I agree that the Company does not have a duty to design or administer the 2006 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities.  I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation.  In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors.  Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company.  I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.       I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

3

EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”).  For a number of reasons, this explanation is no substitute for personal legal advice:

•                  To make the explanation short and readable, only the highlights are covered.  Some legal rules are not addressed, even though they may be important in particular cases.

•                  While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•                  The law may change, and the Company is not responsible for updating this summary.

•                  The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•                  In your name only,

•                  In your name and the name of your spouse as community property,

•                  In your name and the name of your spouse as community property with the right of survivorship,

•                  In your name and the name of your spouse as joint tenants with the right of survivorship, or

•                  In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence.  If you are not married, you generally will take title in your name alone.  If you are married, title depends upon the marital property laws of your state of residence.  In general, states are classified either as “community property” states or as “common-law property” states.  (But individual state law may vary within these classifications.)

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COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin.  In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse.  All other property is classified as the separate property of the spouse who acquires the property.  While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse.  Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property.  Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs.  The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states.  In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms.  For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage.  For example, California allows a married couple to take title in a joint tenancy with the right of survivorship.  In a joint tenancy, each spouse owns a one-half interest in the property as separate property.  This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive.  However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death.  Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property.  (This is called the “right of survivorship.”)  Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship.  This means that the shares are treated like community property while both spouses are alive.  However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares.  In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes.  This means that the effect, for tax purposes, will be the same as selling the Purchased Shares.  Please refer to the attached tax summary for additional information.

5

TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•                  You are the sole grantor of the trust,

•                  You are the sole trustee, or you and your spouse are the sole co-trustees,

•                  The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•                  The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes.  This means that the effect, for tax purposes, will be the same as selling the Purchased Shares.  Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee.  Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE.  YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT.  IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

6

EXPLANATION OF U.S. FEDERAL INCOME TAX CONSEQUENCES
(Current as of May 2015)

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option.  For a number of reasons, this explanation is no substitute for personal tax advice:

•                  To make the explanation short and readable, only the highlights are covered.  Some tax rules are not addressed, even though they may be important in particular cases.

•                  While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•                  State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning.  Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•                  Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•                  This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code.  However, the Company cannot be certain that section 409A is inapplicable to your option.  (Please refer to the last segment of this summary for more information about section 409A.)

•                  The tax rules change often, and the Company is not responsible for updating this summary.  (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION.

EXERCISE OF NSO

If you are exercising an NSO, you will be taxed at the time of exercise.  You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying.  If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes.  Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on the exercise date.

7

DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares.  If the sale proceeds are less than your tax basis, you will recognize a capital loss.  The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months.  The holding period starts when you exercise your NSO.  In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

Depending on the level of your adjusted gross income, the additional Medicare contribution tax may be imposed on any short-term and long-term capital gain income and can increase your marginal tax rate.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO).  The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates.  Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment.  The excess over $100,000 automatically receives NSO treatment.  For this purpose, stock is valued at the time of grant.  This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share.  Assume further that the entire option becomes exercisable in four equal annual installments.  Only the first 50,000 shares qualify for ISO treatment.  (12,500 times $8 equals $100,000.)  The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO.  This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF ISO AND ISO HOLDING PERIODS

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1  (The alternative minimum tax rules are described below.)  The tax

1   Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift.  It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code.  A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

8

treatment at the time of disposition depends on how long you hold the shares.  You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

•                  More than two years after the ISO was granted, and

•                  More than one year after the ISO is exercised.

DISPOSITION OF ISO SHARES

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition.  The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price.  In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition.  The amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price.  But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale.  Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes.

Your tax basis in the Purchased Shares will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income.  Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

SUMMARY OF ALTERNATIVE MINIMUM TAX

The alternative minimum tax (AMT) must be paid to the extent that it exceeds your regular federal income tax for the year.  For 2015, the first $185,400 ($92,700 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount (see below) is subject to alternative minimum taxation at the rate of 26%.  The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%.  The dollar thresholds dividing the 26% and 28% rates are

9

indexed for inflation in future years.  Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

•                  Alternative Minimum Taxable Income.  Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference.  Among the many adjustments made in computing AMTI are the following:

•              State and local income and property taxes are not allowed as a deduction.

•              Miscellaneous itemized deductions are not allowed.

•              Certain interest deductions are not allowed.

•              The standard deduction and personal exemptions are not allowed.

•              When an ISO is exercised, the spread is added to income for AMT purposes.  (See discussion below.)

•                  Exemption Amount.  Before AMT is calculated, AMTI is reduced by the exemption amount.  Under current law, the exemption amount is as follows:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[2]	$82,100	$52,800	$41,050
2015	$83,400	$53,600	$41,700

The allowable exemption amount is reduced by $0.25 for each $1.00 by which alternative minimum taxable income for the year exceeds the following amounts:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[3]	$156,500	$117,300	$78,250
2015	$158,900	$119,200	$79,450

This means, for example, in 2015, the $83,400 exemption amount is phased out completely for married individuals filing joint returns when their alternative minimum taxable income reaches $492,500 [($83,400 ÷ $0.25) + $158,900].

APPLICATION OF AMT WHEN ISO IS EXERCISED

As noted above, when an ISO is exercised, the spread is included in AMTI at the time of exercise.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO.  If the amount you realize on the sale is less than the value of the stock at the

2   Amounts are indexed for inflation in future years.

3   Amounts are indexed for inflation in future years.

10

time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.4

To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), you may be able to apply the AMT that you paid as a credit against your income tax liability in future years.  But the rules on calculating the available tax credits were amended frequently in recent years and have become extraordinarily complex.  On this issue in particular, you must consult your own tax adviser.

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise.  Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system.  But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system does not reflect any AMT that you pay on the spread at exercise.  Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option.  In general, your option is exempt from section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors.  Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company.  In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to section 409A, then you would be required to recognize ordinary income as early as the year in which the option (or portion thereof) vests.  This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income. Additional state income taxes may apply in some states.

DISCLAIMER UNDER IRS CIRCULAR 230

To ensure compliance with requirements imposed by U.S. tax authorities, we inform you that any U.S. tax advice contained in the foregoing summary is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding United States federal, state or local tax penalties, or (ii) promoting, marketing or recommending to another party any matters addressed herein (including any attachments).

4   This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock.  The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

11

U.S. FORM OF AGREEMENT

COUPA SOFTWARE INCORPORATED
2006 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You (“Participant”) have been granted Restricted Stock Units (“RSUs”) representing shares of Common Stock of Coupa Software Incorporated (the “Company”) on the following terms:

Name:	«Name»

Total Number of RSUs Granted:	«TotalStockUnits»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestComDate»

Expiration Date:	The seventh anniversary of the Date of Grant.

Vesting:

You will receive a benefit with respect to a RSU only if it vests. Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for a RSU to vest — a time-based service requirement (the “Time-Based Requirement”) and a requirement that the Company complete one of the significant corporate transactions described below (the “Liquidity Event Requirement”). Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date. If both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of a RSU will be the first date upon which both of those requirements are satisfied with respect to that particular RSU.

Time-Based Requirement:

The Time-Based Requirement will be satisfied in installments as to the RSUs as follows: (i) the requirement will be satisfied as to 25% of the RSUs subject to this award when you complete 12 months of continuous Service beginning with the Vesting Commencement Date set forth above, and (ii) the requirement will be satisfied as to an additional 6.25% of the RSUs subject to this award when you complete each three month period of continuous Service thereafter; in each

U.S. FORM OF AGREEMENT

case, subject to Section 2 of the Restricted Stock Unit Agreement.

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the Restricted Stock Unit Agreement) on the earlier to occur of (i) an IPO or (ii) a Sale Event.

Settlement:

Settlement of RSUs refers to the issuance of Shares once the award is vested.  If a RSU vests as a result of satisfaction of both applicable vesting requirements as described above, the Company will deliver one Share for that RSU at the time of settlement.  Settlement shall occur on or following the Vesting Date, but not later than the later of (a) two and one-half (2½) months following the end of the calendar year in which the Vesting Date applicable to a RSU occurs or (b) two and one-half (2½) months following the end of the Company’s fiscal year in which the Vesting Date applicable to an RSU occurs (the last day of the longer of such two and one-half month periods is referred to as the “Short Term Deferral End Date”). Notwithstanding the above, settlement of RSUs that become vested RSUs upon an IPO shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short Term Deferral End Date.

By signing below, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2006 Stock Plan (as amended, the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to and made a part of this Notice of Restricted Stock Unit Award.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.  You hereby acknowledge that the vesting of the RSUs pursuant to this Notice of Restricted Stock Unit Award is conditioned on the satisfaction of the Time-Based Requirement and the occurrence, on or before the Expiration Date, of an IPO or Sale Event.  You shall have no right with respect to the RSUs to the extent an IPO or Sale Event does not occur on or before the Expiration Date (regardless of the extent to which the Time-Based Requirement was satisfied).

You further agree to accept by email all documents relating to the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange

U.S. FORM OF AGREEMENT

Commission).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by email.  You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents.

PARTICIPANT:	COUPA SOFTWARE INCORPORATED

By:

Address for Mailing Stock Certificate:	Title:

U.S. FORM OF AGREEMENT

COUPA SOFTWARE INCORPORATED
AMENDED AND RESTATED 2006 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1.        GRANT OF RESTRICTED STOCK UNITS.

(a)           Grant.  On the terms and conditions set forth in the Notice of Restricted Stock Unit Award and this Agreement, the Company grants to you on the Date of Grant the number of RSUs set forth in the Notice of Restricted Stock Unit Award.  Each RSU represents the right to receive one Share of the Company’s Common Stock on the terms and conditions set forth in this Agreement.

(b)           Consideration.  No payment is required for the RSUs that have been granted to you.

(c)           Nature of Units; No Rights As a Stockholder.  Your RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions.  As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.  Your RSUs carry neither voting rights nor rights to cash dividends.  You have no rights as a stockholder of the Company unless and until your RSUs are settled pursuant to Section 4.

(d)           Stock Plan and Defined Terms.  Your RSUs are granted pursuant to the Plan, a copy of which you acknowledge having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2.        VESTING.

(a)           Generally.  The RSUs vest in accordance with the vesting schedule set forth in the Notice of Restricted Stock Unit Award.  You will receive a benefit with respect to a RSU only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date.  Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date.

(b)           Termination of Service.  If your Service terminates for any reason, all RSUs as to which the Time-Based Requirement has not been satisfied as of your termination date shall automatically terminate and be cancelled.  You will not satisfy the Time-Based Requirement for any additional RSUs after your Service has terminated for any reason.  Upon your termination of Service, any RSUs as to which the Time-Based Requirement has been satisfied will (if an IPO or Sale Event had not yet occurred) remain outstanding until the first to occur of the satisfaction of the Liquidity Event Requirement or the Expiration Date.  In case of any dispute as to whether your Service has terminated (and the Time-Based Requirement has

U.S. FORM OF AGREEMENT

been satisfied), the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(c)           Expiration of RSUs.  If an IPO or Sale Event does not occur on or before the Expiration Date set forth in the Notice of Restricted Stock Unit Award, all RSUs (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such RSUs) shall automatically terminate and be cancelled upon such date.  Upon a termination of one or more RSUs pursuant to this Section 2, you will have no further right with respect to such RSUs or the Shares previously allocated thereto.

(d)           Part-Time Employment and Leaves of Absence.  If you commence working on a part-time basis, then subject to applicable law, the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award.  If you go on a leave of absence, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while you are on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless you immediately return to active work.

SECTION 3.        RESTRICTIONS APPLICABLE TO RSUS.

Except as otherwise provided in this Agreement, these RSUs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by you prior to the settlement of the RSUs.  However, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form before your death.  If you deliver no such beneficiary designation or if your designated beneficiaries do not survive you, your estate will receive payments in respect of any vested RSUs.

SECTION 4.        SETTLEMENT OF RSUS.

(a)           Settlement Date.  Upon a Vesting Date with respect to a particular RSU, the Company will deliver one Share for that RSU.  Settlement shall occur on or following the Vesting Date, but not later than Short Term Deferral End Date (as defined in the Notice of Restricted Stock Unit Award).  Notwithstanding the above, settlement of RSUs that become vested RSUs upon an IPO shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short Term Deferral End Date.

(b)           Form of Delivery.  The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

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U.S. FORM OF AGREEMENT

Further, the Company in its discretion may designate a brokerage firm to assist with settlement of Restricted Stock Units.

(c)           Legality of Issuance.  No Shares shall be issued to you upon settlement of these RSUs unless and until the Company has determined that (i) you and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which stock is listed has been satisfied; and any other applicable provision of federal, State or foreign law has been satisfied.  The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with applicable law.

SECTION 5.        TAXES.

(a)           Withholding Taxes.  No consideration will be paid to you in respect of this award unless you have made arrangements satisfactory to the Company and/or the Parent or Subsidiary employing you (your “Employer”) for the payment of all applicable federal, State, local and foreign income and employment withholding taxes which arise in connection with the vesting and/or settlement of these RSUs (the “Withholding Taxes”).  To the extent that you fail to make such arrangements with respect to certain RSUs, then you will permanently forfeit such RSUs.  At the discretion of the Company, these arrangements may include (i) withholding from other compensation or amounts that are owed to you by your Employer, (ii) payment in cash, (iii) if the Stock is publicly traded, payment from the proceeds of the sale of shares through a Company-approved broker, (iv) withholding a number of Shares that otherwise would be issued to you when the RSUs are settled with a Fair Market Value equal to the minimum statutory amount required to be withheld, or (v) any other method permitted by the Company.   If the Withholding Taxes are satisfied pursuant to clause (iv), you will be deemed to have been issued the full number of Shares subject to the RSUs and the Fair Market Value of the withheld Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or your Employer.  The Company will not withhold fractional shares pursuant to clause (iv), so if the Withholding Taxes are satisfied pursuant to clause (iv), you hereby authorize the Company or your Employer to withhold the amount of any remaining Withholding Taxes from your wages or other cash compensation.

(b)           Section 409A.  The settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption.   To the extent that any provision of this Agreement is ambiguous as to its exemption from Code Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Code Section 409A.  Notwithstanding the foregoing, if this award of RSUs is interpreted as not being exempt from Code Section 409A, it shall be interpreted to comply with the requirements of Code Section 409A so that this award is not subject to additional tax or interest under Code Section 409A.  In this regard, if this award is payable upon your “separation from service” within the meaning of Code Section

3

U.S. FORM OF AGREEMENT

409A(a)(2)(A)(i) (a “Separation”) and you are a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of your Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after your Separation, or (ii) your death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A.

(c)           Acknowledgements.  You acknowledge that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and you should consult a tax adviser regarding your tax obligations prior to such event.  You acknowledge that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or acquisition or sale of Shares subject to this award.  You are hereby advised to consult with your own personal tax, legal, and financial advisors regarding your participation in the Plan. You further acknowledge that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of RSUs, including, but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate your tax liability or achieve any particular tax result.  You agree that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes your tax liability.  You shall not make any claim against the Company or its Board of Directors, officers, or employees related to tax matters arising from this award or your other compensation.

SECTION 6.        RIGHT OF FIRST REFUSAL.

(a)           Right of First Refusal.  In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares to the extent consistent with the restrictions set forth in Section 3, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If you desire to transfer Shares acquired under this Agreement, you must give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by you and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 6(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)           Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer

4

U.S. FORM OF AGREEMENT

Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which you are bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Section 6(a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)           Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 6 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 6.

(d)           Termination of Right of First Refusal.  Any other provision of this Section 6 notwithstanding, in the event that the Stock is readily tradable on an established securities market when you desire to transfer Shares, the Company shall have no Right of First Refusal, and the you shall have no obligation to comply with the procedures prescribed by Sections 6(a) and 6(b) above.

(e)           Permitted Transfers.  This Section 6 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the your Immediate Family or to a trust established by you for the benefit of you and/or one or more members of your Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If you transfer any Shares acquired under this Agreement, either under this Section 6(e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to you.

(f)            Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the

5

U.S. FORM OF AGREEMENT

applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)           Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 6.

SECTION 7.        RESTRICTIONS APPLICABLE TO SHARES.

(a)           Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.  You (or the beneficiary or your personal representative in the event of your death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.

(b)           Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares

6

U.S. FORM OF AGREEMENT

acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(c).  This Section 7(b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)           Investment Intent at Grant.  You represent and agree that the Shares to be acquired upon settlement of these RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)           Investment Intent at Settlement.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, you shall represent and agree at the time of issuance that the Shares being acquired upon settlement of these RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)           Rights of the Company.  The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f)            Legends.  All certificates evidencing the Shares issued under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT RESTRICTS THE TRANSFER OF THE SHARES AND GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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U.S. FORM OF AGREEMENT

If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(g)           Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h)           Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on you and all other persons.

SECTION 8.        ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of these RSUs (including, without limitation, the number and kind of shares subject to these RSUs) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, your RSUs shall be subject to Section 8(b) of the Plan, provided that any action taken must either preserve the exemption of your RSUs from Code Section 409A or comply with Code Section 409A.  Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.

SECTION 9.        MISCELLANEOUS PROVISIONS.

(a)           Successors and Assigns.  Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b)           No Retention Rights.  Nothing in this Agreement or in the Plan shall confer upon you the right to remain in Service in any capacity for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining you) or you, which rights are hereby expressly reserved by each, to terminate your Service at any time and for any reason, with or without cause.

(c)           Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to you at the address that you most recently provided to the Company in accordance with this Section 9(c).

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U.S. FORM OF AGREEMENT

(d)           Effect on Other Employee Benefit Plans.  The value of your RSUs and the Shares issuable thereunder shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company, a Parent, or a Subsidiary, except as such plans otherwise expressly provide.

(e)           Entire Agreement.  The Notice of Restricted Stock Unit Award, this Agreement and the Plan constitute the entire understanding between you and the Company regarding the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)            Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 10.      DEFINITIONS.

(a)           “Agreement” means this Restricted Stock Unit Agreement.

(b)           “Board of Directors” means the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)           “Committee” means a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)           “Company” means Coupa Software Incorporated, a Delaware corporation.

(f)            “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(g)           “Date of Grant” means the date specified in the Notice of Restricted Stock Unit Award, which date shall be the later of (i) the date on which the Board of Directors resolved to grant these RSUs or (ii) your first date of Service.

(h)           “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)            “Expiration Date” means the expiration date of the RSUs as set forth in the Notice of Restricted Stock Unit Award.

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U.S. FORM OF AGREEMENT

(k)           “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)            “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)          “IPO” means the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” means the date on which the IPO occurs.

(n)           “Liquidity Event Requirement” means the requirement that the Company complete an IPO or Sale Event as described in the Notice of Restricted Stock Unit Award.

(o)           “Outside Director” means a member of the Board of Directors who is not an Employee.

(p)           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(q)           “Plan” means the Coupa Software Incorporated 2006 Stock Plan, as amended.

(r)            “Right of First Refusal” means the Company’s right of first refusal described in Section 6.

(s)            “RSUs” means the Restricted Stock Units granted to you by the Company as set forth in the Notice of Restricted Stock Unit Award.

(t)            “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash and/or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or series of related transactions by a person or group of persons.

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U.S. FORM OF AGREEMENT

For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”  In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi) (change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).

(u)           “Securities Act” means the Securities Act of 1933, as amended.

(v)           “Service” means service as an Employee or Consultant.

(w)          “Share” means one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(x)           “Stock” means the Common Stock of the Company.

(y)           “Subsidiary” means any corporation entity (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(z)           “Time-Based Requirement” means the requirement to provide Service over the period of time set forth in the Notice of Restricted Stock Unit Award.

(aa)         “Transferee” means any person to whom you have directly or indirectly transferred any Shares acquired under this Agreement.

(bb)         “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 6.

(cc)         “Vesting Date” means the first date on or before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.

****

End of Agreement

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INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

COUPA SOFTWARE INCORPORATED
2006 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You (“Participant”) have been granted Restricted Stock Units (“RSUs”) representing shares of Common Stock of Coupa Software Incorporated (the “Company”) on the following terms:

Name:	«Name»

Total Number of RSUs Granted:	«TotalStockUnits»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestComDate»

Expiration Date:	The seventh anniversary of the Date of Grant.

Vesting:

You will receive a benefit with respect to a RSU only if it vests. Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for a RSU to vest — a time-based service requirement (the “Time-Based Requirement”) and a requirement that the Company complete one of the significant corporate transactions described below (the “Liquidity Event Requirement”). Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date. If both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of a RSU will be the first date upon which both of those requirements are satisfied with respect to that particular RSU.

Time-Based Requirement:

The Time-Based Requirement will be satisfied in installments as to the RSUs as follows: (i) the requirement will be satisfied as to 25% of the RSUs subject to this award when you complete 12 months of continuous Service beginning with the Vesting Commencement Date set forth above, and (ii) the requirement will be satisfied as to an additional 6.25% of the RSUs subject to this award when you complete each three month period of continuous Service thereafter; in each

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

case, subject to Section 2 of the Restricted Stock Unit Agreement.

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the Restricted Stock Unit Agreement) on the earlier to occur of (i) an IPO or (ii) a Sale Event.

Settlement:

Settlement of RSUs refers to the issuance of Shares once the award is vested. If a RSU vests as a result of satisfaction of both applicable vesting requirements as described above, the Company will deliver one Share for that RSU at the time of settlement. Settlement shall occur on or following the Vesting Date, but not later than two and one-half (2½) months following the end of the Company’s fiscal year in which the Vesting Date applicable to a RSU occurs (the last day of such two and one-half month period is referred to as the “Short Term Deferral End Date”). Notwithstanding the above, settlement of RSUs that become vested RSUs upon an IPO shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short Term Deferral End Date.

By signing below, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2006 Stock Plan (as amended, the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to and made a part of this Notice of Restricted Stock Unit Award.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.  You hereby acknowledge that the vesting of the RSUs pursuant to this Notice of Restricted Stock Unit Award is conditioned on the satisfaction of the Time-Based Requirement and the occurrence, on or before the Expiration Date, of an IPO or Sale Event.  You shall have no right with respect to the RSUs to the extent an IPO or Sale Event does not occur on or before the Expiration Date (regardless of the extent to which the Time-Based Requirement was satisfied).

You further agree to accept by email all documents relating to the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by email.  You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents.  You further acknowledge that you may receive from the Company a paper copy of any documents delivered or posted electronically at no cost to you by contacting the Company by telephone or in writing.  You also acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third-party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents or may change the email address to which such documents are to be delivered (if you have provided an email address) at any time by notifying the Company of such revoked consent or revised email address by telephone, postal service or email.  Finally, you understand that you are not required to consent to electronic delivery of documents described in this paragraph.

PARTICIPANT:	COUPA SOFTWARE INCORPORATED

By:
Address for Mailing Stock Certificate:	Title:

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

COUPA SOFTWARE INCORPORATED
 AMENDED AND RESTATED 2006 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1.        GRANT OF RESTRICTED STOCK UNITS.

(a)           Grant.  On the terms and conditions set forth in the Notice of Restricted Stock Unit Award and this Agreement, the Company grants to you on the Date of Grant the number of RSUs set forth in the Notice of Restricted Stock Unit Award.  Each RSU represents the right to receive one Share of the Company’s Common Stock on the terms and conditions set forth in this Agreement.

(b)           Consideration.  No payment is required for the RSUs that have been granted to you.

(c)           Nature of Units; No Rights As a Stockholder.  Your RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions.  As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.  Your RSUs carry neither voting rights nor rights to cash dividends.  You have no rights as a stockholder of the Company unless and until your RSUs are settled pursuant to Section 4.

(d)           Stock Plan and Defined Terms.  Your RSUs are granted pursuant to the Plan, a copy of which you acknowledge having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2.        VESTING.

(a)           Generally.  The RSUs vest in accordance with the vesting schedule set forth in the Notice of Restricted Stock Unit Award.  You will receive a benefit with respect to a RSU only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date.  Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date.

(b)           Termination of Service.  If your Service terminates for any reason, all RSUs as to which both the Time-Based Requirement and Liquidity Event Requirement have not been satisfied as of your termination date shall automatically terminate and be cancelled.  You will not satisfy the Time-Based Requirement for any additional RSUs after your Service has terminated for any reason.  In case of any dispute as to whether your Service has terminated (and the Time-Based Requirement has been satisfied), the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

(c)           Expiration of RSUs.  If an IPO or Sale Event does not occur on or before the Expiration Date set forth in the Notice of Restricted Stock Unit Award, all RSUs (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such RSUs) shall automatically terminate and be cancelled upon such date.  Upon a termination of one or more RSUs pursuant to this Section 2, you will have no further right with respect to such RSUs or the Shares previously allocated thereto.

(d)           Part-Time Employment and Leaves of Absence.  If you commence working on a part-time basis, then subject to applicable law, the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award.  If you go on a leave of absence, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while you are on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless you immediately return to active work.

SECTION 3.        RESTRICTIONS APPLICABLE TO RSUS.

Except as otherwise provided in this Agreement, these RSUs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by you prior to the settlement of the RSUs.  However, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form before your death.  If you deliver no such beneficiary designation or if your designated beneficiaries do not survive you, your estate will receive payments in respect of any vested RSUs.

SECTION 4.        SETTLEMENT OF RSUS.

(a)           Settlement Date.  Upon a Vesting Date with respect to a particular RSU, the Company will deliver one Share for that RSU.  Settlement shall occur on or following the Vesting Date, but not later than Short Term Deferral End Date (as defined in the Notice of Restricted Stock Unit Award).  Notwithstanding the above, settlement of RSUs that become vested RSUs upon an IPO shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short Term Deferral End Date.

(b)           Form of Delivery.  The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.  Further, the Company in its discretion may designate a brokerage firm to assist with settlement of Restricted Stock Units.

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(c)           Legality of Issuance.  No Shares shall be issued to you upon settlement of these RSUs unless and until the Company has determined that (i) you and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which stock is listed has been satisfied; and (iii) any other applicable provision of federal, State or foreign law has been satisfied.  The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with applicable law.

SECTION 5.        TAXES.

(a)           Tax Withholding and Responsibility.  You hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the U.S. federal, state, local and non-U.S. tax (including, without limitation, social insurance contributions and National Insurance Contributions) withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the RSUs including, without limitation, the grant, vesting or settlement of the RSUs and the subsequent sale of Shares (the “Tax Obligations”).  The Company shall have no obligation to deliver Shares until you satisfy the Tax Obligations.  At the discretion of the Company, these Tax Obligations may include (i) withholding from other compensation or amounts that are owed to you by the Company or its Subsidiaries, (ii) payment in cash, (iii) if the Stock is publicly traded, payment from the proceeds of the sale of shares through a Company-approved broker, (iv) withholding a number of Shares that otherwise would be issued to you when the RSUs are settled with a Fair Market Value equal to the Tax Obligations required to be withheld, or (v) any other method permitted by the Company.   If the Tax Obligations are satisfied pursuant to clause (iv), you will be deemed to have been issued the full number of Shares subject to the RSUs and the Fair Market Value of the withheld Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax Obligations and such amount will be remitted to appropriate tax authorities by the Company or its Subsidiaries.  The Company will not withhold fractional shares pursuant to clause (iv), so if the Tax Obligations are satisfied pursuant to clause (iv), you hereby authorize the Company or its Subsidiaries to withhold the amount of any remaining Tax Obligations from your wages or other cash compensation.

(b)           You acknowledge and agree that the ultimate liability for all Tax Obligations legally due by you is and remains your responsibility and that the Company: (i) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the RSUs; and (ii) does not commit to structure the terms of the grant or any other aspect of the RSUs to reduce or eliminate your liability for Tax Obligations. Further, if you are subject to Tax Obligations in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company may be required to withhold or account for Tax Obligations in more than one jurisdiction.

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(c)           Section 409A.  The settlement of these RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption.   To the extent that any provision of this Agreement is ambiguous as to its exemption from Code Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Code Section 409A.  Notwithstanding the foregoing, if this award of RSUs is interpreted as not being exempt from Code Section 409A, it shall be interpreted to comply with the requirements of Code Section 409A so that this award is not subject to additional tax or interest under Code Section 409A.  In this regard, if this award is payable upon your “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) (a “Separation”) and you are a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of your Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after your Separation, or (ii) your death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A.

(d)           Acknowledgements.  You acknowledge that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and you should consult a tax adviser regarding your Tax Obligations prior to such event.  You acknowledge that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or acquisition or sale of Shares subject to this award.  You are hereby advised to consult with your own personal tax, legal, and financial advisors regarding your participation in the Plan. You further acknowledge that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of RSUs, including, but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate your Tax Obligations or achieve any particular tax result.  You agree that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes your Tax Obligations.  You shall not make any claim against the Company or its Subsidiaries or their Boards of Directors, officers, or employees related to Tax Obligations arising from this award or your other compensation.

SECTION 6.        RIGHT OF FIRST REFUSAL.

(a)           Right of First Refusal.  In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares to the extent consistent with the restrictions set forth in Section 3, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If you desire to transfer Shares acquired under this Agreement, you must give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by

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you and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 6(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)           Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which you are bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Section 6(a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)           Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 6 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 6.

(d)           Termination of Right of First Refusal.  Any other provision of this Section 6 notwithstanding, in the event that the Stock is readily tradable on an established securities market when you desire to transfer Shares, the Company shall have no Right of First Refusal, and the you shall have no obligation to comply with the procedures prescribed by Sections 6(a) and 6(b) above.

(e)           Permitted Transfers.  This Section 6 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the your Immediate Family or to a trust established by you for the benefit of you and/or one or more members of your Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If

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you transfer any Shares acquired under this Agreement, either under this Section 6(e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to you.

(f)            Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)           Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 6.

SECTION 7.        RESTRICTIONS APPLICABLE TO SHARES.

(a)           Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or Country, or region therein, or any other law, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or Country, or region therein, or any other law.  You (or the beneficiary or your personal representative in the event of your death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.

(b)           Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without

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limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(c).  This Section 7(b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)           Investment Intent at Grant.  You represent and agree that the Shares to be acquired upon settlement of these RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)           Investment Intent at Settlement.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, you shall represent and agree at the time of issuance that the Shares being acquired upon settlement of these RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)           Rights of the Company.  The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f)            Legends.  All certificates evidencing the Shares issued under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT RESTRICTS THE TRANSFER OF THE SHARES AND GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(g)           Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h)           Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on you and all other persons.

SECTION 8.        ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of these RSUs (including, without limitation, the number and kind of shares subject to these RSUs) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, your RSUs shall be subject to Section 8(b) of the Plan, provided that any action taken must either preserve the exemption of your RSUs from Code Section 409A or comply with Code Section 409A.  Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.

SECTION 9.        MISCELLANEOUS PROVISIONS.

(a)           Successors and Assigns.  Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

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(b)           No Retention Rights.  Nothing in this Agreement or in the Plan shall confer upon you the right to remain in Service in any capacity for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining you) or you, which rights are hereby expressly reserved by each, to terminate your Service at any time and for any reason, with or without cause.

(c)           Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to you at the address that you most recently provided to the Company in accordance with this Section 9(c).

(d)           Effect on Other Employee Benefit Plans.  The value of your RSUs and the Shares issuable thereunder shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company, a Parent, or a Subsidiary, except as such plans otherwise expressly provide.

(e)           Entire Agreement.  The Notice of Restricted Stock Unit Award, this Agreement and the Plan constitute the entire understanding between you and the Company regarding the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)            Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g)           Addendum of Country-Specific Terms.  Notwithstanding any provisions in this Agreement, the grant of RSUs may be subject to special terms and conditions set forth in addenda to this Agreement for your country of residence.  Moreover, if you relocate to one of the countries included in the addenda, the special terms and conditions for such country will apply to you, to the extent the Company determines at its discretion that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The addendum constitutes part of this Agreement.

SECTION 10.          SERVICE CONDITIONS.

In accepting the RSUs, you acknowledge and agree that:

(a)           Any notice period mandated under applicable law shall not be treated as Service for the purpose of determining the vesting of the RSUs; and your right to Shares in settlement of the RSUs after termination of Service, if any, will be measured by the date of termination of your active Service and will not be extended by any notice period mandated under applicable law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole

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discretion, shall determine in good faith whether your Service has terminated and the effective date of such termination.

(b)           The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c)           The grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past.

(d)           All decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company.

(e)           Your participation in the Plan shall not create a right to further Service with the Company or a Subsidiary and shall not interfere with the ability of with the Company or a Subsidiary to terminate your Service at any time, subject to applicable law.

(f)            You are voluntarily participating in the Plan.

(g)           The RSUs are an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to the Company or a Subsidiary, and which is outside the scope of your employment contract, if any.

(h)           The RSUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i)            In the event that you are not an Employee of the Company or a Subsidiary, the RSU grant will not be interpreted to form an employment contract or relationship with any such entity.

(j)            The future value of the underlying Shares is unknown and cannot be predicted with certainty.  The value of the Shares may increase or decrease.

(k)           No claim or entitlement to compensation or damages arises from termination of the RSUs or diminution in value of the RSUs or Shares and you irrevocably release the Company and its Subsidiaries from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

SECTION 11.          DATA PRIVACY CONSENT.

(a)           You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by

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the Company for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b)           You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).  You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country may have different data privacy laws and protections than your country.

(c)           You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired pursuant to the RSUs.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.

(d)           You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative.  You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

SECTION 12.          DEFINITIONS.

(a)           “Agreement” means this Restricted Stock Unit Agreement.

(b)           “Board of Directors” means the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)           “Committee” means a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)           “Company” means Coupa Software Incorporated, a Delaware corporation.

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(f)            “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(g)           “Date of Grant” means the date specified in the Notice of Restricted Stock Unit Award, which date shall be the later of (i) the date on which the Board of Directors resolved to grant these RSUs or (ii) your first date of Service.

(h)           “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)            “Expiration Date” means the expiration date of the RSUs as set forth in the Notice of Restricted Stock Unit Award.

(k)           “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)            “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)          “IPO” means the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” means the date on which the IPO occurs.

(n)           “Liquidity Event Requirement” means the requirement that the Company complete an IPO or Sale Event as described in the Notice of Restricted Stock Unit Award.

(o)           “Outside Director” means a member of the Board of Directors who is not an Employee.

(p)           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(q)           “Plan” means the Coupa Software Incorporated 2006 Stock Plan, as amended.

12

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

(r)            “Right of First Refusal” means the Company’s right of first refusal described in Section 6.

(s)            “RSUs” means the Restricted Stock Units granted to you by the Company as set forth in the Notice of Restricted Stock Unit Award.

(t)            “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash and/or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or series of related transactions by a person or group of persons.  For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”  In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi) (change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).

(u)           “Securities Act” means the Securities Act of 1933, as amended.

(v)           “Service” means service as an Employee or Consultant.

(w)          “Share” means one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(x)           “Stock” means the Common Stock of the Company.

(y)           “Subsidiary” means any corporation entity (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(z)           “Time-Based Requirement” means the requirement to provide Service over the period of time set forth in the Notice of Restricted Stock Unit Award.

(aa)         “Transferee” means any person to whom you have directly or indirectly transferred any Shares acquired under this Agreement.

13

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

(bb)         “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 6.

(cc)         “Vesting Date” means the first date on or before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.

****

End of Agreement

14

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

ADDENDUM

ADDITIONAL TERMS AND CONDITIONS OF THE

COUPA SOFTWARE INCORPORATED
AMENDED AND RESTATED 2006 STOCK PLAN
RESTRICTED STOCK UNIT AGREEMENT
(NON-U.S. RSUS)

I understand that this Addendum includes special terms and conditions applicable to me if I reside in one of the countries below.  These terms and conditions are in addition to those set forth in the Agreement and the Plan.  Any capitalized term used in this Addendum without definition shall have the meaning ascribed to it in the Agreement or the Plan, as applicable.

I further understand that this Addendum also includes information relating to laws and regulatory requirements of which I should be aware with respect to my participation in the Plan.  The information is based on the laws in effect in the respective countries as of October 2014.  Such laws are often complex and change frequently.  As a result, I understand that the Company strongly recommends that I not rely on the information herein as the only source of information relating to the consequences of my participation in the Plan because the information may be out of date at the time that my RSUs are settled or I sell Shares acquired under the Plan.

Finally, I understand that if I am a citizen or resident of a country other than the one in which I am currently working, transfer employment after grant of the RSUs, or am considered a resident of another country for local law purposes, the information contained herein may not apply to me, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

AUSTRALIA

Notifications

Securities Law Information.  The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  You should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Terms and Conditions

Australian Securities Laws.  If I acquire Shares under the Plan and resell them in Australia, I may be required to comply with certain Australian securities law disclosure requirements.

Foreign Exchange.  I acknowledge and agree that it is my sole responsibility to investigate and comply with any applicable exchange control laws in connection with the inflow of funds from the vesting of the RSUs or subsequent sale of Shares and any dividends (if any) and that I shall be responsible for any reporting of inbound international fund transfers required under applicable law.

INTERNATIONAL/NON-U.S. FORM OF AGREEMENT

I have been advised to seek appropriate professional advice as to how the exchange control regulations apply to my specific situation.

****

End of the Addendum

2

INTERNATIONAL/NON-US FORM OF AGREEMENT

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

COUPA SOFTWARE INCORPORATED 2006 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1.                         GRANT OF OPTION.

(a)                                 Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies).  For U.S. tax purposes, if applicable, this option is intended to be an NSO, as provided in the Notice of Stock Option Grant.

(b)                                 Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 16 of this Agreement.

SECTION 2.                         RIGHT TO EXERCISE.

(a)                                 Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)                                 Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.                         NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.                         EXERCISE PROCEDURES.

(a)                                 Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c).  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The person exercising this option shall sign the notice.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)                                 Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)                                  Tax Withholding and Responsibility.  The Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax (including, without limitation, social insurance contributions and National Insurance Contributions) withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option including, without limitation, the grant, vesting or exercise of the option and the subsequent sale of Shares (the “Tax Obligations”).  The Company shall have no obligation to deliver Shares until the Tax Obligations have been satisfied by the Optionee.  The Optionee acknowledges and agrees that the ultimate liability for all Tax Obligations legally due by the Optionee is and remains the Optionee’s responsibility and that the Company: (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the option; and (b) does not commit to structure the terms of the grant or any other aspect of the option to reduce or eliminate the Optionee’s liability for Tax Obligations.

SECTION 5.                         PAYMENT FOR STOCK.

(a)                                 Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)                                 Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)                                  Exercise/Sale.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6.                         TERM AND EXPIRATION.

(a)                                 Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)                                 Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)             The expiration date determined pursuant to Subsection (a) above;

(ii)          The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)       The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)                                  Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)             The expiration date determined pursuant to Subsection (a) above; or

(ii)          The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)                                 Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then subject to applicable law, the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule.  If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

SECTION 7.                         RIGHT OF FIRST REFUSAL.

(a)                                 Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)                                 Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)                                  Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)                                 Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)                                  Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)                                   Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)                                  Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.                         LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                                 It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)                                 Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)                                  Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9.                         NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.                  RESTRICTIONS ON TRANSFER OF SHARES.

(a)                                 Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or Country, or region therein, or any other law.

(b)                                 Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)                                  Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)                                 Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)                                  Legends.  All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)                                   Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)                                  Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.                  ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the definitive transaction agreement, as provided in Section 8(b) of the Plan.

SECTION 12.                  MISCELLANEOUS PROVISIONS.

(a)                                 Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)                                 No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)                                  Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)                                 Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)                                  Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(f)                                   Addendum of Country-Specific Terms.  Notwithstanding any provisions in this Agreement, the option grant may be subject to special terms and conditions set forth in addenda to this Agreement for the Optionee’s country of residence.  Moreover, if Optionee relocates to one of the countries included in the addenda, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines at its discretion that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The addendum constitutes part of this Agreement.

SECTION 13.                  SERVICE CONDITIONS.

In accepting the option, the Optionee acknowledges and agrees that:

(a)                                 Any notice period mandated under applicable law shall not be treated as Service for the purpose of determining the vesting of the option; and the Optionee’s right to vesting of Shares in settlement of the option after termination of Service, if any, will be measured by the date of termination of the Optionee’s active Service and will not be extended by any notice period mandated under applicable law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(b)                                 The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c)                                  The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(d)                                 All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(e)                                  The Optionee’s participation in the Plan shall not create a right to further Service with the Company or a Subsidiary and shall not interfere with the ability of with the Company or a Subsidiary to terminate the Optionee’s Service at any time, subject to applicable law.

(f)                                   The Optionee is voluntarily participating in the Plan.

(g)                                  The option is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to the Company or a Subsidiary, and which is outside the scope of the Optionee’s employment contract, if any.

(h)                                 The option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i)                                     In the event that the Optionee is not an Employee of the Company or a Subsidiary, the option grant will not be interpreted to form an employment contract or relationship with  any such entity.

(j)                                    The future value of the underlying Shares is unknown and cannot be predicted with certainty.  The value of the Shares may increase or decrease.

(k)                                 No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or Shares and the Optionee irrevocably releases the Company and its Subsidiaries from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Optionee shall be deemed irrevocably to have waived the Optionee’s entitlement to pursue such a claim.

SECTION 14.                  DATA PRIVACY CONSENT.

(a)                                 The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

(b)                                 The Optionee understands that the Company holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.

(c)                                  The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative.  The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Shares acquired pursuant to the Option.  The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan.

(d)                                 The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative.  The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.  For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s local human resources representative.

SECTION 15.                  ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)                                 Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Tax Obligations.  The Optionee shall not make any claim against the Company or its Subsidiaries or their Boards of Directors, officers or employees related to Tax Obligations arising from this option or the Optionee’s other compensation.  Without limitation, the Optionee acknowledges that for purposes of U.S. tax treatment, if applicable,  this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Subsidiaries or their Boards of Directors, officers or employees in the event that the Internal Revenue Service or another country’s tax authority asserts that the valuation was too low.

(b)                                 Electronic Delivery of Documents.  The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Optionee by email. The Optionee acknowledges that he or she may receive from the Company a paper copy of any documents delivered or posted electronically at no cost to the Optionee by contacting the Company by telephone or in writing.  The Optionee further acknowledges that the Optionee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Optionee understands that the Optionee must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Optionee may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Optionee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Optionee understands that he or she is not required to consent to electronic delivery of documents described in this Section 15(a).

SECTION 16.                  DEFINITIONS.

(a)                                 “Agreement” shall mean this Stock Option Agreement.

(b)                                 “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)                                  “Company” shall mean Coupa Software Incorporated, a Delaware corporation.

(f)                                   “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)                                  “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)                                 “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)                                     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)                                    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)                                 “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)                                     “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)                             “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(n)                                 “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)                                 “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(p)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q)                                 “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)                                    “Plan” shall mean the Coupa Software Incorporated 2006 Stock Plan, as in effect on the Date of Grant.

(s)                                   “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(t)                                    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(u)                                 “Securities Act” shall mean the Securities Act of 1933, as amended.

(v)                                 “Service” shall mean service as an Employee, Outside Director or Consultant.

(w)                               “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(x)                                 “Stock” shall mean the Common Stock of the Company.

(y)                                 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(z)                                  “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(aa)                          “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

ADDENDUM

ADDITIONAL TERMS AND CONDITIONS OF

COUPA SOFTWARE INCORPORATED 2006 STOCK PLAN

STOCK OPTION AGREEMENT

(NON-US OPTION)

I understand that this Addendum includes special terms and conditions applicable to me if I reside in one of the countries below.  These terms and conditions are in addition to those set forth in this Agreement and the Plan.  Any capitalized term used in this Addendum without definition shall have the meaning ascribed to it in this Agreement or the Plan, as applicable.

I further understand that this Addendum also includes information relating to laws and regulatory requirements of which I should be aware with respect to my participation in the Plan.  The information is based on the laws in effect in the respective countries as of October 2014.  Such laws are often complex and change frequently.  As a result, I understand that the Company strongly recommends that I not rely on the information herein as the only source of information relating to the consequences of my participation in the Plan because the information may be out of date at the time that I exercise the option or sell Shares purchased under the Plan.

Finally, I understand that if I am a citizen or resident of a country other than the one in which I am currently working, transfer employment after grant of the option, or am considered a resident of another country for local law purposes, the information contained herein may not apply to me, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

ARGENTINA

Securities Law Notice

The Optionee understands and agrees that neither the grant of the Option nor the issuance of Shares constitute a public offering as defined under Argentine law. The offering of the Option is a private placement. As such, the offering is not subject to the supervision of any Argentine governmental authority.

Limited Method of Exercise

In accordance with Section 5 of this Agreement, the method of payment of the aggregate Purchase Price of the option shall, unless otherwise determined by the Committee at its discretion, be limited to consideration received by the Company under a form of cashless exercise program adopted by the Company in connection with the Plan or Surrender of other Shares owned by the Optionee.  Consequently, no funds will flow out of Argentina in connection with the Option.

Exchange Control Information

In the event that the Optionee transfers proceeds in excess of US$2,000,000 from the sale of shares into Argentina in a single month, the Optionee will be subject to certain exchange control laws.  The Optionee should note that exchange control regulations in Argentina are subject to frequent change.  The Optionee should consult with a personal legal advisor regarding any exchange control obligations that the Optionee may have.

The Optionee is solely responsible for complying with the exchange control rules that may apply to the Optionee in connection with his or her participation in the Plan and/or transfer of proceeds from the sale of shares or receipt of dividends acquired under the Plan into Argentina.  Prior to transferring funds into Argentina, the Optionee should consult his or her local bank and/or exchange control advisor to confirm what will be required by the bank because interpretations of the applicable Central Bank regulations vary by bank and exchange control rules and regulations are subject to change without notice.

Foreign Asset/Account Reporting Information

Argentinian residents must report any Shares acquired under the Plan and held by the resident on December 31 of each year on their annual tax return for that year.

AUSTRALIA

Securities Law Information

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  Optionee should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Tax Deferral

This option is intended to qualify for deferred taxation treatment pursuant to Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth).

CANADA

Termination of Continuous Service Status

In the event of Optionee’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment or service agreement, if any), Optionee’s right to vest in the options under the Plan, if any, will terminate effective as of (1) the date that the Optionee is no longer actively employed or providing services to the Company or the Parent or Subsidiary employing or retaining Optionee, or at the discretion of the Committee, (2) the date the Optionee receives notice of Termination from the Company or the Parent or Subsidiary employing or retaining Optionee, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Committee shall have the exclusive discretion to determine when Optionee is no longer actively employed or providing services for purposes of Optionee’s Option grant (including, but not limited to, whether Optionee may still be considered actively employed or providing services while on an approved leave of absence).

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

DENMARK

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Denmark.

Exchange Control Information

If the Optionee establishes an account holding shares or an account holding cash outside Denmark, the Optionee must report the account to the Danish Tax Administration.  The form which should be used in this respect can be obtained from a local bank.  (Please note that these obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the Optionee holds Shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, the Optionee is required to inform the Danish Tax Administration about the account.  For this purpose, the Optionee must file a Form V (Erklaering V) with the Danish Tax Administration.  The Form V must be signed both by the Optionee and by the applicable broker or bank where the account is held.  By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year.  By signing the Form V, the Optionee authorizes the Danish Tax Administration to examine the account.  A sample of the Form V can be found at the following website:  www.skat.dk.

In addition, if the Optionee opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, the Optionee is also required to inform the Danish Tax Administration about this account.  To do so, the Optionee must also file a Form K (Erklaering K) with the Danish Tax Administration.  The Form K must be signed both by the Optionee and by the applicable broker or bank where the account is held.  By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account.  By signing the Form K, the Optionee authorizes the Danish Tax Administration to examine the account.  A sample of Form K can be found at the following website:  www.skat.dk.

FRANCE

Language Consent

By accepting the grant, Optionee confirms having read and fully understood the Plan and the Agreement which were provided in the English language.  Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisé.

En acceptant l’attribution, le Optionee confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Optionee accepte les termes de ces documents en connaissance de cause.

Tax Reporting Information

If Optionee holds Shares outside of France or maintains a foreign bank account, Optionee is required to report such to the French tax authorities when filing his or her annual tax return.

Securities Disclaimer

The grant of the Option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

GERMANY

Exchange Control Information

If Optionee remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank.  In the event that Optionee makes or receives a payment in excess of this amount, Optionee is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements.  In addition, Optionee must also report on an annual basis in the (unlikely) event that Optionee holds Shares exceeding 10% of the total voting capital of the Company.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

INDIA

Repatriation Requirement

If the Optionee sells the Shares acquired upon exercise of this option, the Optionee must repatriate the proceeds to India and convert the proceeds into local currency within 90 days of receipt.  The Optionee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited.  The Optionee should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Company or the employer request proof of repatriation.

Tax Reporting Obligation

Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including Shares acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority.  It Optionee responsibility to comply with applicable foreign asset tax laws in India and Optionee is encouraged to should consult with a personal tax advisor to ensure that Optionee is properly reporting Optionee’s foreign assets and bank accounts.

IRELAND

Director Notification Obligation

Optionee acknowledges that if he or she is a director, shadow director or secretary of an Irish Subsidiary, Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the option, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time.  This notification requirement also applies with respect to the interests of  Optionee’s spouse or children under the age of 18 (whose interests will be attributed to Optionee if Optionee is a director, shadow director or secretary).

Securities Disclaimer

The grant of the Option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

MEXICO

Further Employment and Labor Law Acknowledgments

Through the Agreement the Optionee acknowledges that as a Mexican employee he/she is entitled to participate in the Plan, therefore the Optionee has the entire right to participate or not. The Optionee accepts and acknowledges that his/her sole and exclusive employer is a Mexican Subsidiary of the Company, therefore, any and all provisions in this Agreement establishing or making reference to the employer, employment, employment agreement or employment relationship, means and refers exclusively to  such Mexican Subsidiary, as his/her employer. The Optionee acknowledges that in no case should the Company be considered his/her employer and that no employment relationship exist between the Optionee and the Company, therefore Optionee declares that he/she has never been controlled by the Company, received any salary or benefit from the Company,  nor performed any activity or service to the Company or under its instructions.

Compliance with Mexican Securities Laws

The Plan, the Option and the underlying Shares are exempt from affirmative registration requirements in Mexico since the rights to acquire Shares under the Option and the Plan are limited to specified qualified employees in Mexico and communicated in a private and confidential manner.

NETHERLANDS

Prohibition Against Insider Trading

The Optionee should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan.  In particular, the Optionee may be prohibited from effecting certain share transactions if the Optionee has insider information regarding the Company.  Below is a discussion of the applicable restrictions.  The Optionee is advised to read the discussion carefully to determine whether the insider rules could apply to the Optionee.  If it is uncertain whether the insider rules apply, the Company recommends that the Optionee consult with a legal advisor.  The Company cannot be held liable if the Optionee violates the Dutch insider trading rules.  The Optionee is responsible for ensuring Optionee’s compliance with these rules.

Dutch securities laws prohibit insider trading.  The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information, Optionee is referred to the website of the Authority for the Financial Markets (AFM); http://www.afm.nl/~/media/Files/brochures/2012/insider-dealing.ashx.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Subsidiary may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Optionee acknowledges having read and understood the notification above and acknowledges that it is the Optionee’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The grant of the Option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

SINGAPORE

Securities Law Information

The grant of the Option is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  Optionee should note that the Option is subject to section 257 of the SFA and Optionee will not be able to make any subsequent sale in Singapore of the Shares acquired through the exercise of the Option or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If Optionee is a director, associate director or shadow director of a Singapore Subsidiary, Optionee is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Optionee receives an interest (e.g., Options or Shares) in the Company or any Subsidiary.  In addition, Optionee must notify the Singapore Subsidiary when Optionee sells Shares of the Company or any Subsidiary (including when Optionee sells Shares acquired through the exercise of Options).  These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary.  In addition, a notification must be made of Optionee’s interests in the Company or any Subsidiary within two business days of becoming a director.

SWEDEN

Securities Disclosure

Optionee’s participation in the Plan and the grant of the Option are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.

Exchange Control

Optionee understands and agrees that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if Optionee has a brokerage account with a foreign broker.

SWITZERLAND

Securities Law Notice

The Option is considered a private offering and is not subject to registration in Switzerland.

UNITED KINGDOM

Joint Election

As a necessary condition of participation in the Plan, Optionee agrees to accept any liability for all secondary Class 1 NICs which may be payable by the Company and/or the Parent or Subsidiary employing or retaining Optionee in connection with the Options and any event giving rise to Tax-Related Items (the “Employer’s NICs”).  Without limitation to the foregoing, Optionee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the entirety of Employer’s NICs to the employee.  Optionee further agrees to execute such other joint elections as may be required between Optionee and any successor to the Company and/or the Parent or Subsidiary employing or retaining Optionee.  Optionee further agrees that the Company and/or the Parent or Subsidiary employing or retaining Optionee may collect the Employer’s NICs from him or her by any of the means set forth in this Agreement.

If Optionee does not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC or if such Joint Election is jointly revoked by Optionee and the Company or the Parent or Subsidiary employing or retaining Optionee, as applicable, the Company, in its sole discretion and without any liability to the Company or the Parent or Subsidiary employing or retaining Optionee, may choose not to issue or deliver any Shares to the employee upon exercise of the Options.

Securities Disclaimer

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.  The Plan and the option are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

End of the Addendum